                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

                          MET INVESTORS SERIES TRUST

--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614

--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)

          (Name and Address of Agent              Copy to:
                 for Service)
              Elizabeth M. Forget          Robert N. Hickey, Esq.
                   President              Sullivan & Worcester LLP
          Met Investors Series Trust         1666 K Street, N.W.
           5 Park Plaza, Suite 1900        Washington, D.C. 20006
               Irvine, CA 92614

Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end: October 31

Date of reporting period: May 1, 2006 to October 31, 2006

ITEM 1: REPORT TO SHAREHOLDERS.

                          MET INVESTORS SERIES TRUST

                    Met/AIM Capital Appreciation Portfolio
                      Pioneer Strategic Income Portfolio

                                 ANNUAL REPORT

                               OCTOBER 31, 2006

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO              FOR THE YEAR ENDED 10/31/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

ECONOMIC OVERVIEW & OUTLOOK

Domestic equities posted solid returns during the twelve month reporting period, leaving several major market indices near multi-year highs. Strong economic growth, favorable corporate earnings results and continued benign inflation supported equities despite high energy prices and the U.S. Federal Reserve Board's (the Fed) tightening campaign.

Although mixed signals from the Fed created some market volatility in May and June, the market began to rally when the Fed left interest rates unchanged at several meetings in August and September. In addition, the price of crude oil declined nearly 15%, and prices of other commodities fell as well, fostering optimism that a hard landing for the U.S. economy could be avoided. While small and medium capitalization stocks continued to lead the market higher, large-cap stocks also performed well. Additionally, value stocks outperformed growth stocks. Positive performance was broad among S&P 500(R) sectors with the best returns found in telecom, materials, energy and financials.

PORTFOLIO OVERVIEW

For the year ended October 31, 2006, the Met/AIM Capital Appreciation Portfolio posted a return of 9.18%. The Portfolio benefited from positive absolute performance in eight out of 10 economic sectors, with the highest positive impact on performance coming from holdings in the industrials, consumer discretionary and financials sectors. On a relative basis, the Portfolio underperformed the Russell 1000(R) Growth Index by a narrow margin. This underperformance was largely driven by stock selection in two sectors--health care and information technology.

Some of this underperformance was offset by outperformance in other sectors, including industrials, materials, consumer discretionary and financials. The Portfolio outperformed the Russell 1000(R) Growth Index by the widest margin in the industrials sector, primarily due to solid stock selection in the electrical equipment industry.

The management team maintains a disciplined strategy of selecting the best investment opportunities based on earnings, quality and valuation. Today the Portfolio trades at an attractive absolute valuation, with little premium paid for companies with above average growth prospects. With such a narrow disparity in valuation between growth and value stocks at the current time, future performance is likely to depend on superior financial performance. As a result, the management team expects companies that grow faster than investors expect and deliver superior returns on capital will outperform, especially as global economic growth moderates.

Toward the end of the reporting period, the management team's investment process led them to increase exposure to more defensive holdings such as food and staples retailing. However, small additions were made to large capitalization technology and financial stocks based on attractive upside to consensus earnings expectations. Exposure to cyclical holdings and commodity-based businesses was reduced, including semiconductors, railroads and mining equipment.

These portfolio changes result in a positioning that is expected to benefit from moderate global economic growth, while maintaining significant exposure to defensive growth stocks as the economic cycle shows signs of maturing. The Portfolio is overweight the financials, energy, materials and telecom sectors, and market weight the healthcare, industrials and consumer discretionary sectors. Underweight positions include the consumer staples and utilities sectors.

The Portfolio management team consists of:

LANNY H. SACHNOWITZ,
Senior Portfolio Manager (Lead)
JAMES G. BIRDSALL,
Portfolio Manager
KIRK L. ANDERSON,
Portfolio Manager
ROBERT J. LLOYD,
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Cisco Systems, Inc.               2.58%
                   ------------------------------------------
                   Apple Computer, Inc.              2.27%
                   ------------------------------------------
                   Amdocs, Ltd.                      2.19%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   2.01%
                   ------------------------------------------
                   JPMorgan Chase & Co.              1.92%
                   ------------------------------------------
                   Microsoft Corp.                   1.91%
                   ------------------------------------------
                   Roche Holdings AG                 1.83%
                   ------------------------------------------
                   Merrill Lynch & Co., Inc.         1.62%
                   ------------------------------------------
                   Hewlett-Packard Co.               1.57%
                   ------------------------------------------
                   United Technologies Corp.         1.50%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/06

            [CHART]

Technology             26.5%
Health Care            17.7%
Non-Cyclical           16.1%
Industrials            13.3%
Financials             13.0%
Energy                  5.8%
Basic Materials         3.3%
Cyclical                2.2%
Communications          2.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO              FOR THE YEAR ENDED 10/31/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MET/AIM CAPITAL APPRECIATION PORTFOLIO MANAGED BY
AIM CAPITAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND RUSSELL 1000(R) GROWTH
                                   INDEX/2/
                           Growth Based on $10,000+

                             [CHART]

                  Fund        S&P 500    Russell 1000 Growth
                  ----        -------    -------------------
10/30/1996      $10,000       $10,000          $10,000
10/31/1997       11,796        13,213           13,047
10/31/1998       11,467        16,118           16,262
10/31/1999       15,183        20,256           21,831
10/31/2000       20,730        21,490           23,868
10/31/2001       11,741        16,138           14,333
10/31/2002       10,362        13,700           11,521
10/31/2003       12,411        16,550           14,033
10/31/2004       12,862        18,108           14,508
10/31/2005       14,337        19,687           15,786
10/31/2006       15,653        22,904           17,497

    ----------------------------------------------------------------
                                   Average Annual Return/3/
                                (for the year ended 10/31/06)
    ----------------------------------------------------------------
                                                           Since
                           1 Year 3 Year 5 Year 10 Year Inception/4/
    ----------------------------------------------------------------
    Met/AIM Capital
    Appreciation
--  Portfolio--Class A      9.18%  8.04% 5.92%   4.58%     4.84%
    ----------------------------------------------------------------
- - S&P 500(R) Index/1/    16.34% 11.44% 7.26%   8.64%     9.85%
    ----------------------------------------------------------------
    Russell 1000(R) Growth
--  Index/2/               10.84%  7.63% 4.07%   5.76%     7.09%
    ----------------------------------------------------------------

+The chart reflects The performance of Class A shares of The Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forcasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Class A shares is 10/10/1995. Index returns are based on an inception date of 10/10/1995.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW

Bond market returns were mixed for the 12-month period ended October 31, 2006, marked by high volatility as fixed income investors debated the direction of interest rates, the housing market, and the likelihood of a "hard" or "soft landing" for the economy. Despite an active Fed's vigilance against inflationary pressures, the economies of the United States and most foreign countries continued to expand, helping support growth in corporate profits. These factors helped the Lehman Brothers U.S. Universal Index, the Portfolio's benchmark, gain 5.71% for the one-year period. Through active management, asset allocation, and security selection, the Portfolio solidly outperformed the benchmark with a net return of 6.95%.

MARKET OVERVIEW

Speculation that the Fed might pause or raise the Fed funds target rate sparked large swings in bond yields, which move opposite to prices. The 10-year Treasury hit its lowest yield of 4.33% on January 17, 2006 on speculation the Fed would pause, then rose to a high of 5.24% on June 28 on expectations the Fed would raise rates. August arrived and the Fed held the Fed Funds target rate steady at 5.25%, which reduced inflation fears, and bonds rallied strongly. The yield curve inverted at this point, an uncommon situation in which long-term bonds have lower yields than short-term bonds, and remained inverted through October 31.

The gradual weakening of the housing market and concerns about slower payroll growth led investors to believe that the Fed was on hold and that its next move would be to reduce rates. The yield curve inverted more steeply, appearing to price in Fed ease of at least 50 basis points as markets perceived the Fed would eventually need to cut rates. This contradicted many facts that would normally indicate the opposite reaction from the Fed. Very low unemployment (4.7% as of September 30, 2006), high oil prices starting to dissipate, mortgage rates declining, tight corporate bond spreads, and stocks hitting new highs would normally suggest future tightening by the Fed. We believe the Fed is most likely to remain on hold.

High yield bonds reflected the strength of the economy and corporate profits and were persistently strong performers. For the year ended October 31, 2006, the Merrill Lynch High Yield Master II Index gained 10.4%. Emerging market bonds gained strongly early in the year, sold off aggressively in May and June, but bounced back in the third quarter to become the market's highest returning sector for the period. The dollar weakened considerably against the Euro, going from $1.19 to $1.27.

Bond sectors ranked in order of total returns for the one-year period ended October 31, 2006 were led by emerging market bonds followed by high yield bonds, mortgages, investment grade corporate bonds, and Treasuries.

PORTFOLIO PERFORMANCE

Security selection as well as asset allocation benefited investment results. Our continued investments in long-term U.S. Treasury bonds helped support performance as yields of shorter-term bonds rose. Our continued emphasis on lower-rated, high-yield bonds--both domestic corporate bonds and emerging market debt--also continued to help drive portfolio performance, as strong corporate profitability enabled a lot of companies to de-lever. As a result, many companies tendered their bonds or called their bonds, which helped prices appreciate.

Our overweight position in high yield bonds was a main driver of investment returns. Notable among individual holdings that contributed to portfolio returns were chemical company Crystal (Celanese), and Brazil-based mining company Vale do Rio Doce, both due to the continued strength of commodity prices, airline AMR, due to solid revenue gains despite high oil prices, and Trustreet Properties, a real estate investment recently acquired by GE Capital. Government of Sweden bonds, due to the appreciation of the Kroner, our holdings in longer-dated Treasuries, which outperformed intermediate-term issues, and our preference for mortgages over investment grade corporate bonds were other factors that positively impacted returns.

We found little appeal in investment grade corporate bonds for the year due to the tight spreads and also because of higher event risk stemming from the potential for leveraged buyouts from private equity firms. We preferred agency mortgages instead, for which spreads also were relatively tight and valuations fair, but which offer comparable yield without the same risk profile as investment grade corporate bonds.

Currencies functioned as intended in the Portfolio to reduce volatility through diversification, and were on balance positive for results by boosting the value of our non-U.S. dollar-based holdings. Against the U.S. dollar, the Euro (representing 1.7% of portfolio assets as of October 31, 2006) gained 6.4% for the year, the Swedish Kroner (1.8%) gained 10.2%, while the Japanese Yen
(2.7%) and Norwegian Kroner (3.2%) finished down 0.49% and 0.60%, respectively.

Our investment in TIPS (Treasury Inflation Protected Securities) was positive for overall results, but underperformed Treasuries for the full period as the market eventually perceived inflation to be lessening and oil came off its highs, and as a consequence constrained additional potential returns. Over much of '05 and into the early part of '06, TIPS had risen quite a bit in terms of real yields. We substantially increased our position in them to a high of 11% of portfolio assets in May when we felt that inflationary pressures were quite strong, and over the course of the summer reduced our holdings significantly. As of October, 31, 2006, TIPS represented 7% of portfolio assets, and we continue to own them because we view inflation as somewhat problematic.

Housing has weakened largely due to a blow-off of unsustainable activity from over-production of homes as well as buying and selling from the extension of overly lenient credit, such as for little-money-down loans and non-amortizing loans. The actual underlying housing market is still being supported by improving wage growth and declining unemployment at this point. We continue to prefer high quality agency-backed mortgages over investment corporate bonds for the valuation reasons mentioned earlier.

We are comfortable with the fundamentals of the high yield market as we do not expect a "hard landing," although we continue to upgrade

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


the quality of the portfolio by reducing our high yield weighting because of tight valuations. We intend to maintain the Portfolio's quality in the A quality range, as we believe the potential for price appreciation in lower-rated credits is limited. Our duration ended the period at 4.57 years, in line with the benchmark's 4.52 years.

Though the past year has been a volatile one for fixed income investments, we have been able to generate reasonably good returns in your Portfolio, and our research continues to uncover many attractive opportunities in the bond market. The renewed emphasis on fighting inflation by the world's central banks gives us optimism that longer-term bond yields will stay close to current levels.

SINCERELY,

KENNETH J. TAUBES
Director of Fixed Income Investments
PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/06

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Notes 1.875%, due 07/15/15                2.12%
        ----------------------------------------------------------------
        U.S. Treasury Notes 5.000%, due 02/15/11                1.76%
        ----------------------------------------------------------------
        U.S. Treasury Notes 3.750%, due 03/31/07                1.73%
        ----------------------------------------------------------------
        U.S. Treasury Bonds 7.250%, due 05/15/16                1.69%
        ----------------------------------------------------------------
        U.S. Treasury Strips 3.803%, due 11/15/13               1.52%
        ----------------------------------------------------------------
        U.S. Treasury Bonds 6.250%, due 08/15/23                1.47%
        ----------------------------------------------------------------
        U.S. Treasury Bonds 5.250%, due 11/15/28                1.43%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. 6.000%, due 10/01/35   1.42%
        ----------------------------------------------------------------
        U.S. Treasury Bonds 5.500%, due 08/15/28                1.39%
        ----------------------------------------------------------------
        U.S. Treasury Notes 3.000%, due 07/15/12                1.29%
        ----------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolios market value)
As of 10/31/06

                                    [CHART]


 Mortgage-Backed Securities                                    26.7%
 U.S. Treasuries                                               23.5%
 High Yield Corporate Bonds                                    19.6%
 Stocks/Other                                                  12.6%
 Foreign Bonds-Investment Grade                                 8.1%
 Investment Grade Corporate Bonds                               8.2%
 Municipal Bonds                                                1.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY
PIONEER INVESTMENT MANAGEMENT, INC. VS. LEHMAN BROTHERS U.S. UNIVERSAL INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                  Lehman Bros.
                   Fund         US Universal Index
                 --------       ------------------
10/30/1996       $10,000             $10,000
10/31/1997        10,844              10,906
10/31/1998        10,774              11,748
10/31/1999        10,967              11,916
10/31/2000        10,993              12,781
10/31/2001        11,498              14,526
10/31/2002        11,728              15,314
10/31/2003        14,140              16,344
10/31/2004        15,788              17,347
10/31/2005        16,605              17,626
10/31/2006        17,759              18,629


    -----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the year ended 10/31/06)
    -----------------------------------------------------------------
                                                            Since
                            1 Year 3 Year 5 Year 10 Year Inception/3/
    -----------------------------------------------------------------
    Pioneer Strategic
    Income
--  Portfolio--Class A      6.95%  7.89%  9.08%   5.91%     6.76%
    -----------------------------------------------------------------
    Lehman Brothers
- - U.S. Universal Index/1/ 5.71%  4.47%  5.11%   6.42%     7.02%
    -----------------------------------------------------------------

+The chart reflects The performance of Class A shares of The Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate index, the 144A Index, the Eurodollar Index, the Emerging markets Index, the Non-ERISA portion of the CMBS Index, and the CMSB High Yield Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 06/16/1994. Index returns are based on an inception date 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from May 1, 2006 through October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            4/30/06       10/31/06      5/1/06-10/31/06
MET/AIM CAPITAL APPRECIATION PORTFOLIO      ------------- ------------- ---------------

  Actual                                      $1,000.00     $  974.10        $4.78
  Hypothetical (5% return before expenses)     1,000.00      1,020.37         4.89
------------------------------------------  ------------- ------------- ---------------

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.96%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            4/30/06       10/31/06      5/1/06-10/31/06
PIONEER STRATEGIC INCOME PORTFOLIO          ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,035.90        $4.67
  Hypothetical (5% return before expenses)     1,000.00      1,020.62         4.63
------------------------------------------  ------------- ------------- ---------------

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.91%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                         SHARES    (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 96.0%
           AEROSPACE & DEFENSE - 4.4%
           Boeing Co. (The)...................  18,455 $   1,473,816
           General Dynamics Corp..............  35,923     2,554,125
           Precision Castparts Corp...........  27,808     1,892,613
           United Technologies Corp...........  45,937     3,018,980
                                                       -------------
                                                           8,939,534
                                                       -------------
           BANKS - 1.1%
           Cullen/Frost Bankers, Inc..........  17,334       938,809
           Kookmin Bank (ADR).................  16,507     1,309,996
                                                       -------------
                                                           2,248,805
                                                       -------------
           BEVERAGES - 0.7%
           PepsiCo, Inc.......................  22,769     1,444,465
                                                       -------------
           BIOTECHNOLOGY - 2.6%
           Amgen, Inc.*.......................  31,235     2,371,049
           Gilead Sciences, Inc.*.............  40,791     2,810,500
                                                       -------------
                                                           5,181,549
                                                       -------------
           CHEMICALS - 0.8%
           Syngenta AG*.......................   9,724     1,570,985
                                                       -------------
           COMMERCIAL SERVICES & SUPPLIES - 0.8%
           Waste Management, Inc..............  45,682     1,712,161
                                                       -------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 6.0%
           Cisco Systems, Inc.*............... 215,399     5,197,578
           Motorola, Inc......................  83,798     1,932,382
           Nokia Oyj (ADR)....................  71,338     1,418,199
           QUALCOMM, Inc......................  48,153     1,752,288
           Research In Motion, Ltd.*..........  15,340     1,802,143
                                                       -------------
                                                          12,102,590
                                                       -------------
           COMPUTERS & PERIPHERALS - 5.1%
           Apple Computer, Inc.*..............  56,562     4,586,047
           Hewlett-Packard Co.................  81,885     3,172,225
           Seagate Technology*(a)............. 114,869     2,593,742
                                                       -------------
                                                          10,352,014
                                                       -------------
           CONSTRUCTION & ENGINEERING - 0.9%
           McDermott International, Inc.*.....  39,555     1,768,109
                                                       -------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.0%
           ABB, Ltd...........................  75,049     1,114,814
           Acuity Brands, Inc.................  13,748       681,076
           Amphenol Corp. - Class A...........  27,029     1,835,269
           Cooper Industries, Ltd. - Class A..  23,341     2,087,852
           Emerson Electric Co................  27,067     2,284,455
           FANUC, Ltd.........................  18,700     1,623,536
           Mettler Toledo International, Inc.*   6,623       454,669
                                                       -------------
                                                          10,081,671
                                                       -------------
           ENERGY EQUIPMENT & SERVICES - 3.3%
           Baker Hughes, Inc..................  33,879     2,339,345
           BJ Services Co.....................  50,634     1,527,121

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           ENERGY EQUIPMENT & SERVICES - CONTINUED
           Cameron International Corp.*........  21,139 $   1,059,064
           National-Oilwell Varco, Inc.*.......  28,850     1,742,540
                                                        -------------
                                                            6,668,070
                                                        -------------
           FINANCIAL - DIVERSIFIED - 8.9%
           Charles Schwab Corp. (The).......... 117,097     2,133,507
           Goldman Sachs Group, Inc. (The).....  21,402     4,061,885
           Janus Capital Group, Inc............  50,046     1,004,924
           JPMorgan Chase & Co.................  81,756     3,878,505
           Merrill Lynch & Co., Inc............  37,383     3,268,022
           Morgan Stanley......................  29,986     2,291,830
           UBS AG..............................  21,044     1,256,615
                                                        -------------
                                                           17,895,288
                                                        -------------
           FOOD & DRUG RETAILING - 0.3%
           Longs Drug Stores Corp..............  15,923       685,326
                                                        -------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
           Becton, Dickinson & Co..............  20,042     1,403,541
                                                        -------------
           HEALTH CARE PROVIDERS & SERVICES - 5.4%
           Cardinal Health, Inc................  38,136     2,496,001
           Caremark Rx, Inc....................  33,873     1,667,568
           Health Net, Inc.*...................  64,081     2,660,003
           Manor Care, Inc.(a).................  27,620     1,325,484
           Quest Diagnostics, Inc..............  29,326     1,458,675
           VCA Antech, Inc.*...................  38,814     1,256,409
                                                        -------------
                                                           10,864,140
                                                        -------------
           HOTELS, RESTAURANTS & LEISURE - 2.1%
           Burger King Holdings, Inc.*(a)......  92,715     1,555,758
           Darden Restaurants, Inc.............  44,473     1,863,418
           Ruby Tuesday, Inc.(a)...............  26,864       745,476
                                                        -------------
                                                            4,164,652
                                                        -------------
           HOUSEHOLD PRODUCTS - 1.0%
           Colgate-Palmolive Co................  30,598     1,957,354
                                                        -------------
           INSURANCE - 2.5%
           Assurant, Inc.......................  43,932     2,313,459
           Chubb Corp. (The)...................  27,907     1,483,257
           HCC Insurance Holdings, Inc.........  39,733     1,337,413
                                                        -------------
                                                            5,134,129
                                                        -------------
           INTERNET SOFTWARE & SERVICES - 1.1%
           Google, Inc. - Class A*.............   4,708     2,242,844
                                                        -------------
           IT CONSULTING & SERVICES - 0.6%
           Accenture, Ltd. - Class A...........  37,236     1,225,437
                                                        -------------
           MACHINERY - 2.1%
           Komatsu, Ltd........................  66,500     1,190,488
           Oshkosh Truck Corp.(a)..............  30,699     1,387,902
           Terex Corp.*........................  32,635     1,689,187
                                                        -------------
                                                            4,267,577
                                                        -------------
           MEDIA - 1.3%
           News Corp. - Class A................ 121,621     2,535,798
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            METALS & MINING - 2.4%
            BHP Billiton, Ltd. (ADR)(a).......  39,289 $   1,672,533
            Companhia Vale do Rio Doce (ADR)..  61,098     1,554,333
            Rio Tinto Plc.....................  28,709     1,586,507
                                                       -------------
                                                           4,813,373
                                                       -------------
            OIL & GAS - 2.3%
            Occidental Petroleum Corp.........  60,525     2,841,043
            Valero Energy Corp................  33,938     1,775,976
                                                       -------------
                                                           4,617,019
                                                       -------------
            PHARMACEUTICALS - 8.3%
            Abbott Laboratories...............  19,981       949,297
            Allergan, Inc.....................  12,787     1,476,899
            AstraZeneca Plc (ADR).............  39,381     2,311,665
            Johnson & Johnson.................  22,366     1,507,468
            Merck & Co., Inc..................  44,470     2,019,827
            Novartis AG (ADR).................  39,574     2,403,329
            Roche Holdings AG.................  21,133     3,697,796
            Wyeth.............................  47,094     2,403,207
                                                       -------------
                                                          16,769,488
                                                       -------------
            RETAIL - MULTILINE - 5.4%
            Costco Wholesale Corp.............  40,918     2,184,203
            Family Dollar Stores, Inc.........  88,675     2,611,479
            Federated Department Stores, Inc..  37,899     1,664,145
            J.C. Penney Co., Inc..............  38,866     2,923,889
            Nordstrom, Inc....................  30,460     1,442,281
                                                       -------------
                                                          10,825,997
                                                       -------------
            RETAIL - SPECIALTY - 6.1%
            Aeropostale, Inc.*................  41,990     1,230,727
            Best Buy Co., Inc.................  51,017     2,818,689
            DSW, Inc. - Class A*(a)...........  26,711       924,201
            Limited Brands, Inc.(a)...........  53,711     1,582,863
            Office Depot, Inc.*...............  52,436     2,201,788
            OfficeMax, Inc....................  33,316     1,585,175
            PetSmart, Inc.....................  69,965     2,013,593
                                                       -------------
                                                          12,357,036
                                                       -------------
            ROAD & RAIL - 0.7%
            Burlington Northern Santa Fe Corp.  17,299     1,341,191
                                                       -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.8%
            Microchip Technology, Inc.(a).....  58,190     1,916,197
            Texas Instruments, Inc............  57,524     1,736,074
                                                       -------------
                                                           3,652,271
                                                       -------------
            SOFTWARE - 9.6%
            Adobe Systems, Inc.*..............  21,484       821,763
            Amdocs, Ltd.*..................... 114,080     4,421,741
            BEA Systems, Inc.*................ 127,941     2,081,600
            Citrix Systems, Inc.*.............  51,713     1,527,085
            Electronic Arts, Inc.*............  46,483     2,458,486
            Microsoft Corp.................... 133,993     3,846,939

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SOFTWARE - CONTINUED
     Sybase, Inc.*..............................     24,506 $     596,721
     Symantec Corp.*............................    130,592     2,590,945
     VeriFone Holdings, Inc.*(a)................     37,404     1,092,571
                                                            -------------
                                                               19,437,851
                                                            -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
     America Movil S.A. de C.V. (ADR)...........     28,916     1,239,629
     China Mobile (Hong Kong), Ltd..............    163,000     1,334,850
     KDDI Corp..................................        243     1,510,437
                                                            -------------
                                                                4,084,916
                                                            -------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.7%
     Carter's, Inc.*(a).........................     48,987     1,382,903
                                                            -------------
     Total Common Stocks
     (Cost $173,577,109)                                      193,728,084
                                                            -------------
     SHORT-TERM INVESTMENT - 4.4%
     State Street Bank & Trust Co., Repurchase
       Agreement dated 10/31/06 at 3.400%
       to be repurchased at $8,847,836 on
       11/01/06 collateralized by $7,710,000
       U.S. Treasury Bond at 6.250% due
       08/15/23 with a value of $9,026,359.
       (Cost - $8,847,000)...................... $8,847,000     8,847,000
                                                            -------------

     TOTAL INVESTMENTS - 100.4%
     (Cost $182,424,109)                                      202,575,084

     Other Assets and Liabilities (net) - (0.4%)                 (731,367)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 201,843,717
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of October 31, 2006, the market value of the securities loaned was $12,672,736 and the collateral received consisted of cash in the amount of $12,999,401.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 36.9%
       AEROSPACE & DEFENSE - 0.3%
       L-3 Communications Corp.
         6.125%, due 01/15/14................. $    400,000 $    396,000
        6.375%, due 10/15/15..................      245,000      242,550
                                                            ------------
                                                                 638,550
                                                            ------------
       AIRLINES - 0.4%
       AMR Corp. 9.800%, due 10/01/21(a)......      400,000      397,500
       Calair LLC/Calair Capital Corp. 8.125%,
         due 04/01/08(a)......................      180,000      178,200
       Continental Airlines, Inc. 8.499%,
         due 05/01/11.........................      504,627      499,896
                                                            ------------
                                                               1,075,596
                                                            ------------
       ASSET-BACKED SECURITIES - 2.1%
       Ameriquest Mortgage Securities, Inc.
         8.400%, due 02/25/33-03/25/33(c).....       29,364       28,295
        9.070%, due 02/25/33(c)...............       59,000       54,290
        7.239%, due 10/25/33(c)...............       25,000       25,027
       Asset Backed Funding Corp.
         8.370%, due 12/25/32(c)..............       21,615       22,097
        8.570%, due 12/25/32(c)...............          733          736
       Asset Backed Securities Corp.
         9.820%, due 01/15/33(c)..............       18,864        3,310
        9.170%, due 04/15/33(c)...............       24,581       24,624
       Bank One Issuance Trust 6.280%,
         due 12/15/09(c)......................      334,000      335,291
       CDC Mortgage Capital Trust 9.070%,
         due 10/25/33(c)......................        9,090        9,053
       Conseco Finance Securitizations Corp.
         8.480%, due 12/01/30.................        2,451        2,456
        6.910%, due 05/01/33..................        5,000        5,186
        7.360%, due 09/01/33..................        4,000        4,065
        6.681%, due 12/01/33..................      245,052      251,043
       Consumer Credit Reference Index
         Securities Program 7.387%, due
         03/22/07 (144A)(c)(h)................      250,000      251,445
       DB Master Finance LLC 8.285%, due
         06/20/31 (144A)(e)...................      210,000      214,994
       Green Tree Financial Corp. 7.860%,
         due 03/01/30.........................      188,000      167,229
       Green Tree Home Improvement Loan
         Trust 7.100%, due 01/15/21...........       10,694       10,533
       Greenpoint Manufactured Housing
         8.450%, due 06/20/31.................      252,535      222,422
       LNR CDO, Ltd. 8.070%, due 07/24/37
         (144A)(c)(e).........................      215,000      215,008
       Madison Avenue Manufactured Housing
         Contract Trust 8.570%,
         due 03/25/32(c)......................      250,000      209,073

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Master Asset Backed Securities Trust
        8.820%, due 12/25/32(c)................. $     50,000 $     50,424
      Merrill Lynch Mortgage Investors, Inc.
        9.820%, due 11/25/33(c).................        6,065        6,066
      Mid-State Trust 7.540%, due 02/15/36......       74,073       66,268
      Morgan Stanley ABS Capital I, Inc.
        9.070%, due 11/25/32(c).................        6,585        5,715
      Morgan Stanley Dean Witter Capital I, Inc.
        8.995%, due 10/25/31(c).................       22,623       22,366
       9.070%, due 01/25/32-03/25/33(c).........      107,519       98,158
       8.620%, due 02/25/32(c)..................        6,843        4,399
       8.695%, due 05/25/32(c)..................       16,794       14,437
       8.570%, due 10/25/32(c)..................       10,247        2,048
      PF Export Receivables Master Trust
        6.436%, due 06/01/15 (144A)(e)..........      706,064      718,861
      Power Receivables Finance LLC 6.290%,
        due 01/01/12 (144A)(e)..................      800,461      808,070
      Structured Asset Investment Loan Trust
        8.320%, due 01/25/33(c).................       24,892       25,014
      Taganka Car Loan Finance Plc 6.338%,
        due 11/14/13 (144A)(c)(e)...............    1,175,000    1,174,883
      TIAA Commercial Real Estate
        Securitization 6.840%, due 05/22/37
        (144A)(h)...............................      100,000       98,105
      York Power Funding 12.000%, due
        10/30/07 (144A)(d)(h)(i)................       51,032            0
                                                              ------------
                                                                 5,150,991
                                                              ------------
      AUTO COMPONENTS - 0.5%
      Commercial Vehicle Group, Inc. 8.000%,
        due 07/01/13............................      345,000      336,375
      Goodyear Tire & Rubber Co. (The)
        9.000%, due 07/01/15(a).................      280,000      284,550
      United Rentals North America, Inc.
        7.750%, due 11/15/13(a).................      565,000      566,413
                                                              ------------
                                                                 1,187,338
                                                              ------------
      BANKS - 1.2%
      ATF Bank 9.250%, due 04/12/12
        (144A)(e)...............................      455,000      461,825
      Kazkommerts International B.V. 8.000%,
        due 11/03/15 (144A)(e)..................      505,000      522,044
      Russian Standard Finance S.A. 7.500%,
        due 10/07/10 (144A)(a)(e)...............      415,000      402,031
      Sibacademfinance Plc 9.000%, due
        05/12/09 (144A)(e)......................      700,000      705,810
      Turanalem Finance B.V. 8.500%, due
        02/10/15 (144A)(e)......................      600,000      621,000
      Western Financial Bank 9.625%,
        due 05/15/12............................       90,000       99,231
                                                              ------------
                                                                 2,811,941
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      BEVERAGES - 0.6%
      Argentine Beverages Financial 7.375%,
        due 03/22/12 (144A)(e)................. $    610,000 $    625,860
      CIA Brasileira de Bebidas 8.750%,
        due 09/15/13...........................      600,000      702,000
                                                             ------------
                                                                1,327,860
                                                             ------------
      BUILDING MATERIALS - 1.2%
      Ainsworth Lumber Co., Ltd. 6.750%, due
        03/15/14...............................      825,000      585,750
      Builders FirstSource, Inc. 9.655%, due
        02/15/12(c)............................      960,000      948,000
      CCSA Finance, Ltd. 7.875%, due 05/17/16
        (144A)(e)..............................      580,000      592,325
      Owens Corning
        7.500%, due 05/01/05(i)................      137,000       75,350
       7.500%, due 08/01/18(a)(i)..............       11,000        6,050
      U.S. Concrete, Inc. 8.375%, due
        04/01/14...............................      840,000      810,600
                                                             ------------
                                                                3,018,075
                                                             ------------
      BUSINESS SERVICES - 0.0%
      Lamar Media Corp. 7.250%, due
        01/01/13...............................       80,000       80,800
                                                             ------------
      CHEMICALS - 2.2%
      Basell Finance Co. B.V. 8.100%, due
        03/15/27 (144A)(e).....................      295,000      278,775
      Crystal U.S. Holdings 3 LLC, Series B
        0.000%/10.500%, due
        10/01/14(a)(g).........................    1,431,000    1,209,195
      Georgia Gulf Corp. 9.500%, due 10/15/14
        (144A)(a)(e)...........................      975,000      965,250
      Ineos Group Holdings Plc 7.875%, due
        02/15/16(n)............................      340,000      417,421
      LPG International, Inc. 7.250%, due
        12/20/15...............................    1,150,000    1,148,562
      Millennium America, Inc. 9.250%, due
        06/15/08...............................       30,000       31,050
      Nell AF SARL 8.375%, due
        08/15/15(o)............................      430,000      580,088
      Phibro Animal Health Corp. 10.000%, due
        08/01/13 (144A)(a)(e)..................      580,000      600,300
      Sterling Chemicals, Inc. 10.000%, due
        12/19/07(f)............................       27,275       26,048
                                                             ------------
                                                                5,256,689
                                                             ------------
      COAL - 0.4%
      Adaro Finance B.V. 8.500%, due 12/08/10
        (144A)(e)..............................    1,000,000    1,031,250
                                                             ------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
      CS First Boston Mortgage Securities Corp.
        6.122%, due 04/15/37 (144A)(h).........       70,000       71,613

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Global Signal Trust
         6.376%, due 12/15/14 (144A)(e)....... $    560,000 $    542,851
        7.036%, due 02/15/36 (144A)(e)........      275,000      280,901
       Rural Housing Trust 6.330%, due
         04/01/26.............................        8,580        8,485
       Sasco Net Interest Margin Trust 1.053%,
         due 05/27/33 (144A)(b)(h)............       47,105          177
       SBA CMBS Trust 6.904%, due 11/15/36
         (144A)(e)............................      420,000      420,000
       Timberstar Trust 7.530%, due 10/15/36
         (144A)(e)............................      935,000      952,531
                                                            ------------
                                                               2,276,558
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 0.9%
       Dollar Financial Group 9.750%, due
         11/15/11(a)..........................      250,000      273,955
       FTI Consulting, Inc. 7.750%, due
         10/01/16 (144A)(e)...................      450,000      462,375
       HydroChem Industrial Services, Inc.
         9.250%, due 02/15/13 (144A)(e).......      660,000      658,350
       Rural/Metro Corp. 9.875%, due
         03/15/15.............................      555,000      581,362
       Service Corp. International 7.625%, due
         10/01/18 (144A)(e)...................      180,000      185,850
                                                            ------------
                                                               2,161,892
                                                            ------------
       CONSTRUCTION & ENGINEERING - 0.4%
       Dycom Industries, Inc. 8.125%, due
         10/15/15(a)..........................      930,000      967,200
                                                            ------------
       CONTAINERS & PACKAGING - 0.4%
       AEP Industries, Inc. 7.875%, due
         03/15/13.............................      452,000      458,780
       Graham Packaging Co., Inc. 9.875%, due
         10/15/14(a)..........................      480,000      483,600
                                                            ------------
                                                                 942,380
                                                            ------------
       ELECTRIC UTILITIES - 0.7%
       AES Corp. 8.750%, due 06/15/08.........        7,000        7,315
       Kiowa Power Partners LLC 5.737%, due
         03/30/21 (144A)(e)...................      650,000      631,069
       Mission Energy Holding Co. 13.500%,
         due 07/15/08.........................       30,000       33,600
       MSW Energy Holdings II LLC/MSW Energy
         Finance Co. II, Inc. 7.375%, due
         09/01/10.............................      600,000      612,000
       Reliant Energy, Inc. 6.750%, due
         12/15/14.............................      165,000      158,194
       Sierra Pacific Power Co. 8.000%, due
         06/01/08.............................        5,000        5,199
       Tenaska Alabama Partners LP 7.000%,
         due 06/30/21 (144A)(e)...............      145,380      144,629

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       --------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       --------------------------------------------------------------------

       ELECTRIC UTILITIES - CONTINUED
       Westar Energy, Inc. 7.125%, due
         08/01/09............................. $    110,000 $    114,800
                                                            ------------
                                                               1,706,806
                                                            ------------
       ELECTRONICS - 0.1%
       Legrand S.A. 8.500%, due 02/15/25......       20,000       22,900
       NXP B.V./NXP Funding LLC 7.875%, due
         10/15/14 (144A)(e)...................      240,000      244,800
                                                            ------------
                                                                 267,700
                                                            ------------
       ENERGY - 1.0%
       Atlas Pipeline Partners LP 8.125%, due
         12/15/15.............................      230,000      235,750
       Copano Energy LLC 8.125%, due
         03/01/16.............................      250,000      255,625
       SemGroup LP 8.750%, due 11/15/15
         (144A)(e)............................      465,000      470,812
       Southern Star Central Corp. 6.750%, due
         03/01/16.............................      160,000      159,600
       Southern Union Co. 7.200%, due
         11/01/66.............................      465,000      471,807
       Targa Resources, Inc. 8.500%, due
         11/01/13 (144A)(e)...................      265,000      265,663
       VeraSun Energy Corp. 9.875%, due
         12/15/12.............................      500,000      527,500
       Williams Cos., Inc. 6.500%, due
         12/01/08.............................       50,000       50,336
                                                            ------------
                                                               2,437,093
                                                            ------------
       ENTERTAINMENT & LEISURE - 0.4%
       Capitol Records, Inc. 8.375%, due
         08/15/09 (144A)(h)...................       65,000       68,413
       EMI Group Plc 9.750%, due
         05/20/08(p)..........................       20,000       40,350
       Lottomatica SpA 8.250%, due
         03/31/66(o)..........................      695,000      922,982
                                                            ------------
                                                               1,031,745
                                                            ------------
       ENVIRONMENTAL SERVICES - 0.1%
       Clean Harbors, Inc. 11.250%, due
         07/15/12.............................      309,000      349,170
                                                            ------------
       FINANCIAL - DIVERSIFIED - 2.5%
       Alamosa Delaware, Inc. 11.000%, due
         07/31/10.............................       90,000       98,230
       Arch Western Financial LLC 6.750%, due
         07/01/13.............................       20,000       19,400
       Bombardier Capital, Inc. 7.090%, due
         03/30/07.............................      650,000      653,380
       E*TRADE Financial Corp. 8.000%, due
         06/15/11.............................      315,000      328,388
       Ford Motor Credit Co. 5.700%, due
         01/15/10.............................      990,000      917,471
       Glencore Funding LLC 6.000%, due
         04/15/14 (144A)(e)...................    1,010,000      982,529

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      Noble Group, Ltd. 6.625%, due 03/17/15
        (144A)(e)............................... $  1,550,000 $  1,400,702
      SLM Corp. 4.000%, due
        07/25/14(a)(c)..........................      775,000      705,971
      TNK-BP Finance S.A. 7.500%, due
        07/18/16 (144A)(e)......................      850,000      890,854
                                                              ------------
                                                                 5,996,925
                                                              ------------
      FOOD PRODUCTS - 0.1%
      Eagle Family Foods, Inc., Series B 8.750%,
        due 01/15/08............................       10,000        7,450
      Nutro Products, Inc. 9.400%, due
        10/15/13 (144A)(c)(e)...................      320,000      330,400
                                                              ------------
                                                                   337,850
                                                              ------------
      HEALTH CARE PROVIDERS & SERVICES - 0.0%
      HCA, Inc.
        7.190%, due 11/15/15....................       10,000        8,504
       8.360%, due 04/15/24.....................       50,000       42,923
       7.690%, due 06/15/25.....................       50,000       40,498
      Multicare Cos., Inc. 9.000%, due
        08/01/07*(d)............................      330,000        2,310
                                                              ------------
                                                                    94,235
                                                              ------------
      HOMEBUILDERS - 1.0%
      Beazer Homes USA, Inc. 8.625%, due
        05/15/11................................       85,000       87,125
      K. Hovnanian Enterprises, Inc. 7.750%,
        due 05/15/13............................       30,000       28,538
      Meritage Homes Corp. 6.250%, due
        03/15/15................................      765,000      694,237
      Urbi Desarrollos Urbanos S.A. de C.V.
        8.500%, due 04/19/16 (144A)(e)..........      540,000      575,100
      WCI Communities, Inc.
        7.875%, due 10/01/13(a).................      460,000      392,150
       6.625%, due 03/15/15(a)..................      705,000      578,100
                                                              ------------
                                                                 2,355,250
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 0.8%
      Galaxy Entertainment Finance Co., Ltd.
        9.875%, due 12/15/12 (144A)(e)..........      375,000      398,438
      Station Casinos, Inc. 6.625%, due
        03/15/18................................      845,000      754,162
      Trump Entertainment Resorts, Inc.
        8.500%, due 06/01/15(a).................      825,000      811,594
                                                              ------------
                                                                 1,964,194
                                                              ------------
      INDUSTRIAL - DIVERSIFIED - 0.3%
      Park - Ohio Industries, Inc. 8.375%, due
        11/15/14................................      850,000      794,750
                                                              ------------
      INSURANCE - 2.8%
      Conseco, Inc.
        9.500%, due 10/15/06*(d)................       40,000            0

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - CONTINUED
        7.620%, due 08/09/06*(d).............. $     80,000 $          0
       Hanover Insurance Group, Inc. 7.625%,
         due 10/15/25(a)......................    1,085,000    1,182,496
       Kingsway America, Inc. 7.500%, due
         02/01/14.............................    1,030,000    1,052,699
       Odyssey Re Holdings Corp. 7.650%, due
         11/01/13(a)..........................      810,000      835,338
       Ohio Casualty Corp. 7.300%, due
         06/15/14.............................      850,000      909,931
       Platinum Underwriters Finance, Inc.
         7.500%, due 06/01/17(a)..............    1,305,000    1,368,491
       Presidential Life Corp. 7.875%, due
         02/15/09.............................    1,075,000    1,032,000
       Provident Cos., Inc. 7.000%, due
         07/15/18.............................      500,000      527,204
                                                            ------------
                                                               6,908,159
                                                            ------------
       MACHINERY - 0.2%
       Gardner Denver, Inc. 8.000%, due
         05/01/13.............................      400,000      419,000
       JLG Industries, Inc. 8.375%, due
         06/15/12(a)..........................       60,000       63,600
                                                            ------------
                                                                 482,600
                                                            ------------
       MEDIA - 1.5%
       C&M Finance, Ltd. 8.100%, due 02/01/16
         (144A)(e)............................    1,340,000    1,344,265
       CanWest Media, Inc. 8.000%, due
         09/15/12.............................          879          893
       Corp. Interamericana de Entretenimiento
         S.A. 8.875%, due 06/14/15
         (144A)(e)............................    1,050,000    1,047,375
       CSC Holdings, Inc. 7.875%, due
         12/15/07.............................       47,000       47,764
       Kabel Deutschland GMBH 10.625%, due
         07/01/14 (144A)(e)...................    1,050,000    1,140,563
       Pegasus Communications Corp. 9.750%,
         due 12/01/06(i)......................       19,433        1,700
                                                            ------------
                                                               3,582,560
                                                            ------------
       METALS & MINING - 2.2%
       American Rock Salt Co. LLC 9.500%, due
         03/15/14.............................      280,000      289,800
       Asia Aluminum Holdings, Ltd. 8.000%,
         due 12/23/11 (144A)(a)(e)............    1,105,000    1,088,425
       Compass Minerals International, Inc.
         0.000%/12.750%, due 12/15/12(g)......       60,000       59,250
        Series B 0.000%/12.000%, due
          06/01/13(g).........................       90,000       85,725
       Doe Run Resources Corp. 11.750%, due
         11/01/08(f)..........................        8,491        8,321

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       METALS & MINING - CONTINUED
       FMG Finance Property, Ltd. 10.625%, due
         09/01/16 (144A)(a)(e)................ $    800,000 $    792,000
       Novelis, Inc. 7.250%, due 02/15/15
         (144A)(a)(e).........................      400,000      384,000
       Steel Dynamics, Inc. 9.500%, due
         03/15/09(a)..........................      155,000      160,231
       Vale Overseas, Ltd.
         6.250%, due 01/11/16.................      270,000      273,105
        8.250%, due 01/17/34(a)...............    1,100,000    1,276,550
       Vedanta Resources Plc 6.625%, due
         02/22/10 (144A)(e)...................      840,000      829,175
       Wheeling-Pittsburgh Corp.
         6.000%, due 08/01/10.................        4,658        3,628
        5.000%, due 08/01/11..................        8,218        6,400
                                                            ------------
                                                               5,256,610
                                                            ------------
       OFFICE FURNISHING & SUPPLIES - 0.2%
       Xerox Corp.
         9.750%, due 01/15/09.................      100,000      108,500
        7.125%, due 06/15/10..................      245,000      255,106
                                                            ------------
                                                                 363,606
                                                            ------------
       OIL & GAS - 4.0%
       Aker Kvaerner ASA 0.000%/ 5.000%, due
         10/30/11(g)(q).......................   10,925,000    1,655,176
       Baytex Energy, Ltd. 9.625%, due
         07/15/10.............................    1,000,000    1,045,000
       Compton Petroleum Finance Corp.
         7.625%, due 12/01/13.................    1,065,000    1,014,412
       DDI Holdings A.S. 9.300%, due
         01/19/12.............................    1,000,000    1,040,000
       Gazprom International S.A. 7.201%, due
         02/01/20 (144A)(e)...................    1,200,000    1,263,600
       Harvest Operations Corp. 7.875%, due
         10/15/11.............................      490,000      467,950
       Inergy LP/Inergy Finance Corp. 8.250%,
         due 03/01/16.........................      250,000      260,625
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14.................      200,000      220,000
        8.625%, due 02/01/22..................       90,000      110,025
       PetroMena AS 9.750%, due 05/24/12
         (144A)(e)(q).........................    3,000,000      472,875
       Petroquest Energy, Inc. 10.375%, due
         05/15/12.............................      440,000      459,800
       Quicksilver Resources, Inc. 7.125%, due
         04/01/16.............................      675,000      641,250
       Seven Seas Petroleum, Inc. 12.500%, due
         05/15/05(d)(i).......................       60,000            0
       Stone Energy Corp. 8.250%, due
         12/15/11.............................       80,000       79,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Williams Clayton Energy, Inc. 7.750%, due
        08/01/13............................... $    890,000 $    825,475
      XCL, Ltd. 13.500%, due 05/01/04
        (144A)(d)(e)(i)........................       80,000            0
      XTO Energy, Inc. 6.250%, due
        04/15/13(a)............................       30,000       31,127
                                                             ------------
                                                                9,587,215
                                                             ------------
      PAPER & FOREST PRODUCTS - 0.5%
      Abitibi Consolidated, Inc. 7.875%, due
        08/01/09(a)............................        1,000          985
      Bowater, Inc. 6.500%, due
        06/15/13(a)............................      950,000      847,875
      Louisiana-Pacific Corp. 8.875%, due
        08/15/10...............................       10,000       10,884
      Sino-Forest Corp. 9.125%, due 08/17/11
        (144A)(e)..............................      285,000      302,812
      Tembec Industries, Inc. 7.750%, due
        03/15/12(a)............................       20,000       10,500
                                                             ------------
                                                                1,173,056
                                                             ------------
      PHARMACEUTICALS - 0.6%
      Angiotech Pharmaceuticals, Inc. 7.750%,
        due 04/01/14 (144A)(e).................    1,120,000    1,069,600
      Warner Chilcott Corp. 8.750%, due
        02/01/15...............................      465,000      482,437
                                                             ------------
                                                                1,552,037
                                                             ------------
      PUBLISHING - 0.3%
      Sheridan Group, Inc. (The) 10.250%, due
        08/15/11...............................      620,000      635,500
                                                             ------------
      REAL ESTATE - 1.0%
      B.F. Saul (REIT) 7.500%, due
        03/01/14...............................      470,000      479,400
      Crescent Real Estate Equities LP (REIT)
        9.250%, due 04/15/09...................      210,000      216,563
      Forest City Enterprises, Inc. 7.625%, due
        06/01/15(a)............................       60,000       61,200
      Trustreet Properties, Inc. (REIT) 7.500%,
        due 04/01/15...........................    1,075,000    1,177,125
      Ventas Realty LP/Ventas Capital Corp.
        7.125%, due 06/01/15...................      350,000      361,812
                                                             ------------
                                                                2,296,100
                                                             ------------
      RETAIL - MULTILINE - 0.5%
      Autonation Inc. 7.000%, due 04/15/14.....      410,000      410,000
      Brown Shoe Co., Inc. 8.750%, due
        05/01/12...............................      477,000      498,465
      Duane Reade, Inc. 9.890%, due
        12/15/10(c)............................      325,000      333,937
                                                             ------------
                                                                1,242,402
                                                             ------------

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       ROAD & RAIL - 0.4%
       Greenbrier Cos., Inc. 8.375%, due
         05/15/15.............................. $    860,000 $    875,050
                                                             ------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
       Chartered Semiconductor Manufacturing,
         Ltd. 6.375%, due 08/03/15.............      495,000      493,529
                                                             ------------
       SOFTWARE - 0.0%
       Globix Corp. 11.000%, due
         05/01/08(f)...........................       26,420       26,420
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.7%
       Anixter, Inc. 5.950%, due 03/01/15......    1,374,000    1,298,430
       COLO.COM, Inc. 13.875%, due 03/15/10
         (144A)(d)(h)(i).......................      181,448            0
       Colt Telecom Group Plc 7.625%, due
         12/15/09(n)...........................       15,000       19,637
       Digicel, Ltd. 9.250%, due 09/01/12
         (144A)(e).............................      235,000      244,987
       Embarq Corp. 7.082%, due 06/01/16.......      430,000      440,740
       Insight Midwest LP/Insight Capital, Inc.
         9.750%, due 10/01/09..................       15,000       15,300
       Intelsat Intermediate 0.000%/9.250%, due
         02/01/15(g)...........................    1,210,000      922,625
       Mobile TeleSystems 8.375%, due
         10/14/10 (144A)(e)....................      360,000      378,000
       Stratos Global Corp. 9.875%, due
         02/15/13 (144A)(e)....................      725,000      656,125
       Tele Norte Celular Participacoes S.A.
         8.000%, due 12/18/13..................      126,000      134,190
                                                             ------------
                                                                4,110,034
                                                             ------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       INVISTA, Inc. 9.250%, due 05/01/12
         (144A)(e).............................    1,005,000    1,072,838
                                                             ------------
       TRANSPORTATION - 0.7%
       CMA CGM S.A. 7.250%, due 02/01/13
         (144A)(e).............................      635,000      615,270
       Groupo Transportacion Ferroviaria
         Mexicana, S.A. de C.V. 9.375%, due
         05/01/12..............................      110,000      117,975
       Stena AB 7.000%, due 12/01/16...........    1,000,000      956,250
       Trailer Bridge, Inc. 9.250%, due
         11/15/11..............................      100,000      102,000
                                                             ------------
                                                                1,791,495
                                                             ------------
       UTILITIES - 1.2%
       Caithness Coso Funding Corp. 6.263%,
         due 06/15/14 (144A)(e)................      896,458      881,706
       FPL Energy American Wind LLC 6.639%,
         due 06/20/23 (144A)(e)................      660,800      690,900
       FPL Energy Wind Funding LLC 6.876%,
         due 06/27/17 (144A)(e)................      245,520      250,737

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------------
      SECURITY                                      PAR            VALUE
      DESCRIPTION                                  AMOUNT         (NOTE 2)
      -------------------------------------------------------------------------

      UTILITIES - CONTINUED
      Northeast Utilities, Series A 8.580%, due
        12/01/06............................... $         10    $         10
      Ormat Funding Corp. 8.250%, due
        12/30/20...............................      940,482         967,521
      Tiverton Power Associates LP/Rumford
        Power Associates LP 9.000%, due
        07/15/18 (144A)(e)(i)..................       99,337          95,861
                                                                ------------
                                                                   2,886,735
                                                                ------------
      Total Domestic Bonds & Debt Securities
      (Cost $88,507,639)                                          89,598,784
                                                                ------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 46.7%
      Federal Home Loan Mortgage Corp.
       2.330%, due 01/15/17(c).................      233,647          12,752
       4.500%, due 07/01/20-04/01/35...........    3,207,872       3,061,245
       2.830%, due 03/15/21(c).................        4,420              45
       2.820%, due 06/15/30(b).................       35,188          28,510
       6.000%, due 12/01/31-10/01/35...........    4,721,123       4,503,581
       2.680%, due 03/15/32(c).................      186,372          16,067
       5.500%, due 03/15/32-01/01/35...........    2,321,529       2,108,806
       5.000%, due 05/01/34-06/01/36...........    3,904,976       3,775,554
       STRIPS 0.901%, due 06/01/31(b)..........       38,507          31,479
      Federal National Mortgage Association
       6.375%, due 08/15/07(l).................    1,350,000       1,043,956
       6.000%, due 12/25/15-03/01/36...........    1,339,145       1,032,804
       5.000%, due 03/25/17-06/01/35...........    4,037,361       3,559,431
       2.380%, due 03/25/18(c).................      428,374          32,615
       4.500%, due 11/01/18-07/01/35...........    4,216,674       4,029,180
       5.500%, due 12/01/18-06/01/36...........    5,936,560       5,879,734
       4.267%, due 09/17/29(b).................       17,665          14,415
       7.500%, due 01/01/30-01/25/42...........      497,578         516,781
       7.000%, due 11/25/31-12/25/41...........        5,138           5,293
       1.780%, due 01/25/32(c).................      736,248          40,398
       2.780%, due 03/25/32(c).................      173,030          14,886
       2.680%, due 09/25/32-10/25/32(c)........      154,902          12,985
       1.680%, due 02/25/33(c).................      995,799          67,549
       6.500%, due 08/01/36....................    2,464,791       2,513,172
       STRIPS 5.500%, due 01/01/33.............      498,571         117,115
      Government National Mortgage
      Association
       5.000%, due 10/15/18-06/15/35...........    4,703,335       4,593,071
       5.500%, due 08/15/19-02/15/36...........    8,138,936       8,118,368
       6.000%, due 02/15/24-07/15/36...........    4,186,114       4,246,226
       6.500%, due 11/15/32....................       17,121          17,635
       4.500%, due 09/15/33-03/15/36...........   12,439,340      11,797,432
      U.S. Treasury Bonds
       7.250%, due 05/15/16(a).................    3,410,000       4,093,599
       6.250%, due 08/15/23(a).................    3,060,000       3,562,033
       5.500%, due 08/15/28(a).................    3,080,000       3,372,120
       5.250%, due 11/15/28(a).................    3,270,000       3,475,143

      -------------------------------------------------------------------------
      SECURITY                                      PAR            VALUE
      DESCRIPTION                                  AMOUNT         (NOTE 2)
      -------------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      U.S. Treasury Inflation Indexed Notes
       3.500%, due 01/15/11(a)................. $  1,487,754    $  1,548,020
       3.375%, due 01/15/12....................    2,284,998       2,389,431
       3.000%, due 07/15/12(a).................    3,044,709       3,139,500
       1.875%, due 07/15/15(a).................    5,356,353       5,159,052
       2.000%, due 01/15/16(a).................    1,217,303       1,182,972
       2.500%, due 07/15/16(a).................    2,019,160       2,048,817
      U.S. Treasury Notes
       3.750%, due 03/31/07(a).................    4,215,000       4,193,267
       4.000%, due 08/31/07-02/15/15(a)........    2,440,000       2,398,942
       4.375%, due 12/15/10(a).................    2,200,000       2,184,274
       4.250%, due 01/15/11(a).................    2,100,000       2,074,080
       5.000%, due 02/15/11(a).................    4,200,000       4,277,276
       4.875%, due 02/15/12(a).................      745,000         756,379
       4.125%, due 05/15/15(a).................      900,000         870,504
      U.S. Treasury STRIPS
       4.195%, due 08/15/10(a)(b)..............    1,000,000         844,525
       3.757%, due 05/15/13(b).................    1,500,000       1,115,565
       3.803%, due 11/15/13(a)(b)..............    5,080,000       3,693,470
                                                                ------------
      Total U. S. Government & Agency Obligations
      (Cost $114,511,529)                                        113,570,054
                                                                ------------

      CONVERTIBLE BONDS - 0.0%
      SOFTWARE - 0.0%
      Cybernet Internet Services International,
        Inc. 13.000%, due 08/15/09
        (144A)(d)(h)(i)
        (Cost - $440,053)......................      440,000               0
                                                                ------------

      MUNICIPALS - 1.2%
      IOWA - 0.5%
      Tobacco Settlement Authority, IO Tobacco
        Settlements Asset-Backed Bonds
        5.600%, due 06/01/35...................    1,130,000       1,232,661
                                                                ------------
      LOUISIANA - 0.1%
      Tobacco Settlement Funding Corp., LA
        Tobacco Settlements Asset-Backed
        Bonds 5.875%, due 05/15/39.............      300,000         319,065
                                                                ------------
      NEW JERSEY - 0.4%
      New Jersey Economic Development
        Authority, Special Facilities Revenue,
        Continental Airlines, Inc. Project
        6.250%, due 09/15/29...................      430,000         445,678
      Tobacco Settlement Financing Corp., NJ
        Tobacco Settlement Asset-Backed
        Bonds 7.000%, due 06/01/41.............      440,000         509,876
                                                                ------------
                                                                     955,554
                                                                ------------
      TEXAS - 0.1%
      City of San Antonio TX Electric & Gas
        1.000%, due 02/01/19...................      210,000         210,000
                                                                ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                 PAR         VALUE
         DESCRIPTION                             AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         WASHINGTON - 0.1%
         Tobacco Settlement Authority, WA
           Tobacco Settlement Asset-Backed
           Bonds 6.625%, due 06/01/32........ $    220,000 $    244,897
                                                           ------------
         Total Municipals
         (Cost $2,417,722)                                    2,962,177
                                                           ------------

         FOREIGN BONDS & DEBT SECURITIES - 6.6%
         SOVEREIGN - 6.6%
         BRAZIL - 0.3%
         Banco Nacional de Desenvolvimento
           Economico e Social 11.000%/8.000%,
           due 04/28/10(j)(k)................  950,000,000      693,060
                                                           ------------
         CANADA - 1.0%
         Government of Canada 5.500%,
           due 06/01/10(m)...................      330,000      309,100
         Province of Ontario 5.500%, due
           04/23/13(l).......................    3,000,000    2,231,262
                                                           ------------
                                                              2,540,362
                                                           ------------
         COLOMBIA - 0.6%
         Republic of Colombia
          9.750%, due 04/23/09-04/09/11......      989,171    1,087,099
          10.750%, due 01/15/13..............      235,000      290,812
                                                           ------------
                                                              1,377,911
                                                           ------------
         MEXICO - 0.0%
         United Mexican States 7.500%,
           due 01/14/12(a)...................       84,000       92,484
                                                           ------------
         NETHERLANDS - 0.1%
         Kingdom of the Netherlands 5.000%,
           due 07/15/12(n)...................      130,000      176,998
                                                           ------------
         NORWAY - 1.3%
         Government of Norway
          6.750%, due 01/15/07(q)............    8,045,000    1,238,895
          5.500%, due 05/15/09(q)............    2,200,000      348,701
          6.000%, due 05/16/11(q)............    9,460,000    1,558,899
                                                           ------------
                                                              3,146,495
                                                           ------------
         PERU - 0.1%
         Republic of Peru
          5.000%, due 03/07/17(c)............      201,400      200,393
          FLIRB Bonds 5.000%, due 03/07/17
            (144A)(c)(e).....................      110,400      109,848
                                                           ------------
                                                                310,241
                                                           ------------
         RUSSIA - 0.6%
         Russian Federation
          8.250%, due 03/31/10...............       46,668       48,991
          5.000%, due 03/31/30 (144A)(e).....    1,197,500    1,344,194
                                                           ------------
                                                              1,393,185
                                                           ------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR     VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SWEDEN - 1.7%
      Kingdom of Sweden
       5.250%, due 03/15/11(r).................. $ 14,240,000 $  2,102,607
       5.500%, due 10/08/12(r)..................   12,740,000    1,938,846
                                                              ------------
                                                                 4,041,453
                                                              ------------
      UKRAINE - 0.0%
      Republic of Ukraine 11.000%, due
        03/15/07................................        8,869        9,047
                                                              ------------
      UNITED KINGDOM - 0.9%
      United Kingdom Treasury Bond 4.750%,
        due 06/07/10(p).........................    1,190,000    2,262,170
                                                              ------------
                                                                16,043,406
                                                              ------------
      Total Foreign Bonds & Debt Securities
      (Cost $14,141,334)                                        16,043,406
                                                              ------------

      ESCROWED SHARES - 0.0%
      Vlasic Foods International, Inc. 0.000%,
        due 01/01/49*(d) (Cost - $0)............      190,660        6,902
                                                              ------------

      LOAN PARTICIPATION - 0.0%
      Olympus Cable Holdings LLC (First Union
        Securities, Inc. / The Bank of Nova
        Scotia) 8.500%, due 09/30/10
        (Cost - $31,432)........................       36,164       34,446
                                                              ------------

      COMMON STOCKS - 0.3%
      AIRLINES - 0.0%
      UAL Corp.*(a).............................          528       18,963
      US Airways Group, Inc. - Class A*(d)......           25            0
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,803          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,803          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,803          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,802          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,802          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,802          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,802          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,802          756
      US Airways Group, Inc., Liquidating Trust,
        CBI*(d).................................       37,802          756
                                                              ------------
                                                                    25,767
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                               SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES - 0.0%
        Loewen Group, Inc.*(d)................      20,000  $          2
        Polymer Group, Inc. - Class A*(a).....         136         3,537
                                                            ------------
                                                                   3,539
                                                            ------------
        FINANCE-DIVERSIFIED - 0.0%
        Outsourcing Solutions, Inc.(d)........         270         1,146
                                                            ------------
        FOOD PRODUCTS - 0.0%
        Archibald Candy Corp. (144A)(d)(h)....         308           878
        Aurora Foods, Inc.(d).................       2,833             0
        Premium Standard Farms, Inc...........       3,194        61,452
                                                            ------------
                                                                  62,330
                                                            ------------
        INSURANCE - 0.1%
        Conseco, Inc.*(a).....................       5,666       115,246
        Leucadia National Corp.(a)............          26           686
                                                            ------------
                                                                 115,932
                                                            ------------
        IT CONSULTING & SERVICES - 0.0%
        Comdisco Holding Co., Inc.(a).........          83         1,440
                                                            ------------
        MEDIA - 0.0%
        KNOLOGY, Inc.*........................          49           504
                                                            ------------
        OIL & GAS - 0.0%
        New XCL-China LLC-Class C(d)..........          79        11,123
        Sterling Chemicals, Inc.*.............          35           455
        York Research (144A)(d)(h)............         337             0
                                                            ------------
                                                                  11,578
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
        Cincinnati Bell, Inc.*(a).............          35           164
        Covad Communications Group, Inc.*(a)..          10            14
        Ionex Communications, Inc.*(d)........         176             0
                                                            ------------
                                                                     178
                                                            ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Dobson Communications Corp. - Class A*      15,125       117,370
        iPCS, Inc.*(a)........................       5,531       298,397
        USA Mobility, Inc.(a).................           4           102
                                                            ------------
                                                                 415,869
                                                            ------------
        Total Common Stocks
        (Cost $657,609)                                          638,283
                                                            ------------

        PREFERRED STOCKS - 0.0%
        AIRLINES - 0.0%
        US Airways Group, Inc.-Class A*(d)....          16             0
                                                            ------------
        MEDIA - 0.0%
        PTV, Inc., Series A 10.000%, due
          01/10/23*...........................           1             3
                                                            ------------
        Total Preferred Stocks
        (Cost $0)                                                      3
                                                            ------------

    -----------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                      SHARES      (NOTE 2)
    -----------------------------------------------------------------------

    CONVERTIBLE PREFERRED STOCKS - 0.0%
    METALS & MINING - 0.0%
    LTV Corp. 8.250%, (144A)*(d)(h)..............       7,000  $          0
    Weirton Steel Corp., Series C*(d)............         180             0
                                                               ------------
                                                                          0
                                                               ------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
    Dobson Communications Corp. 6.000%,
      due 08/19/16 (144A)(e).....................         259        45,843
                                                               ------------
    Total Convertible Preferred Stocks
    (Cost $403,420)                                                  45,843
                                                               ------------

    RIGHT - 0.0%
    FOREIGN GOVERNMENT - 0.0%
    United Mexican States Value Recovery of
    Shares, due 06/30/07 (Cost - $0)                  250,000         5,463
                                                               ------------

    WARRANTS - 0.1%
    AIRLINES - 0.0%
    US Airways Group, Inc.-Class A1,
      Expire 4/01/10*(d).........................          16             0
                                                               ------------
    COMMERCIAL SERVICES & SUPPLIES - 0.0%
    AGY Holding Corp., Non-Expiring*(d)..........          27             0
    MDP Acquisitions Plc Corp. *(144A)(e)........          42           651
                                                               ------------
                                                                        651
                                                               ------------
    COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
    American Tower Corp., Expire 8/1/08*
      (144A)(e)..................................         140        71,288
    COLO.COM, Inc., Expire 3/15/10*
      (144A)(d)(h)...............................         220             0
    KMC Telecom Holdings, Inc., Expire
      1/31/08* (144A) (d)(h).....................         250             0
    Startec Global Communications Corp.,
      Expire 5/15/08* (144A)(d)(h)...............         170             0
                                                               ------------
                                                                     71,288
                                                               ------------
    FINANCIAL-DIVERSIFIED - 0.0%
    ContiFinancial Corp., Liquidating Trust,
      Units of Interest (Represents interest in a
      trust in the liquidation of ContiFinancial
      Corp. and its affiliates)*(d)..............     845,262         1,056
    Mediq Inc., Expire 6/1/09*
      (144A)(d)(h)...............................         110             0
                                                               ------------
                                                                      1,056
                                                               ------------
    FOOD PRODUCTS - 0.0%
    TravelCenters of America, Inc., Expire
      5/1/09* (144A)(d)(h).......................         750         4,125
                                                               ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------
      FOREIGN GOVERNMENT - 0.0%
      Republic of Venezuela, Expire 4/15/20*...       1,700  $     54,400
                                                             ------------
      HOTELS, RESTAURANTS & LEISURE - 0.0%
      Mikohn Gaming Corp., Expire
        8/15/08*(d)............................          70             1
                                                             ------------
      INDUSTRIAL - DIVERSIFIED - 0.0%
      Dayton Superior Corp., Expire 6/15/09*
        (144A)(d)(h)...........................         210             0
      Solutia, Inc., Expire 7/15/09*
        (144A)(d)(h)...........................          18             0
                                                             ------------
                                                                        0
                                                             ------------
      MEDIA - 0.0%
      KNOLOGY Holdings, Inc., Expire 10/15/07*
        (144A)(d)(h)...........................         215             0
      XM Satellite Radio Holdings, Inc., Expire
        3/15/10 * (144A)(d)(e).................         100         6,451
                                                             ------------
                                                                    6,451
                                                             ------------
      TELECOMMUNICATION SERVICES-WIRELESS - 0.0%
      UbiquiTel, Inc., Expire 4/15/10*
        (144A)(d)(e)...........................         310             3
                                                             ------------
      TRANSPORTATION INFRASTRUCTURE - 0.0%
      Atlantic Express Transportation Corp.
        Expire 4/15/08*........................         525         1,050
                                                             ------------
      Total Warrants
      (Cost $75,459)                                              139,025
                                                             ------------

      SHORT-TERM INVESTMENT - 4.9%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 10/31/06 at 3.400% to
        be repurchased at $11,907,124 on
        11/01/06 collateralized by $12,085,000
        FHLB at 4.560% due 06/03/09 with a
        value of $12,145,425
        (Cost - $11,906,000)                     11,906,000    11,906,000
                                                             ------------

      TOTAL INVESTMENTS - 96.7%
      (Cost $233,092,197)                                     234,950,386
                                                             ------------

      Other Assets and Liabilities (net) - 3.3%                 7,984,607
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $242,934,993
                                                             ============

PORTFOLIO FOOTNOTES

* Non-income producing security

(a) A portion or all of the security was held on loan. As of October 31, 2006, the market value of the securities loaned was $55,155,093 and the collateral received consisted of cash in the amount of $56,283,970.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

(c) Variable or floating rate security. The stated rate represents the rate at October 31, 2006.

(d) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $35,975,532 of net assets.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(h) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $494,756 of net assets.

(i) Security is in default and/or issuer is in bankruptcy.

(j) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(k) Par shown in Italian Lira, Issue has not redenominated into Euro dollars.

(l) Par shown in Australian Dollar. Value is shown in USD.

(m) Par shown in Canadian Dollar. Value is shown in USD.

(n) Par shown in Euro. Value is shown in USD.

(o) Par shown in Italian Lira. Value is shown in USD.

(p) Par shown in Pound Sterling. Value is shown in USD.

(q) Par shown in Norwegian Krone. Value is shown in USD.

(r) Par shown in Swedish Krona. Value is shown in USD.

FHLB - Federal Home Loan Bank

FLIRB - Front -Loaded Interest Reduction Bonds

REIT - Real Estate Investment Trust

STRIPS - Separate Trading of Registered Interest and Principal of Security

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2006
(PERCENTAGE OF NET ASSETS)



The following table summarizes the credit composition of the portfolio holdings of the Pioneer Strategic Income Portfolio at October 31, 2006, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        55.01 %
                 AA                                        1.00
                 A                                         0.36
                 BBB                                       7.40
                 BB                                       11.53
                 B                                        16.01
                 Below B                                   1.99
                 Equities/Other                            6.70
                                                        -------
                 Total:                                 100.00 %
                                                        =======


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2006


                                           Met/AIM Capital      Pioneer
                                            Appreciation    Strategic Income
                                              Portfolio        Portfolio
                                           ---------------  ----------------
ASSETS
   Investments, at value (Note 2)*            $193,728,084      $223,044,386
   Repurchase Agreement                          8,847,000        11,906,000
   Cash                                                155           646,311
   Cash denominated in foreign
    currencies**                                         1         4,578,024
   Collateral for securities loaned             12,999,401        56,283,970
   Receivable for investments sold               1,147,633           807,062
   Receivable for Trust shares sold                     25           217,956
   Dividends receivable                            130,640                --
   Interest receivable                                 836         2,936,909
   Unrealized appreciation on forward
    currency contracts (Note 7)                         --            97,400
                                           ---------------  ----------------
     Total assets                              216,853,775       300,518,018
                                           ---------------  ----------------
LIABILITIES
   Payables for:
     Investments purchased                       1,288,435           831,513
     Trust shares redeemed                         380,921            15,594
     Unrealized depreciation on forward
       currency contracts (Note 7)                      --            89,385
     Return of collateral for
       securities loaned                        12,999,401        56,283,970
     Investment advisory fee payable
       (Note 3)                                    129,264           142,505
     Administration fee payable                      2,935             2,935
     Custodian and accounting fees
       payable                                      19,280            24,853
   Accrued expenses                                189,822           192,270
                                           ---------------  ----------------
     Total liabilities                          15,010,058        57,583,025
                                           ---------------  ----------------
NET ASSETS                                    $201,843,717      $242,934,993
                                           ===============  ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                            $199,080,337      $258,571,224
   Accumulated net realized gain (loss)        (17,627,778)      (29,038,508)
   Unrealized appreciation
    (depreciation) on investments and
    foreign currency                            20,151,354         1,835,518
   Undistributed (distributions in
    excess of) net investment income               239,804        11,566,759
                                           ---------------  ----------------
NET ASSETS                                    $201,843,717      $242,934,993
                                           ===============  ================
CAPITAL SHARES OUTSTANDING                      16,762,213        24,768,301
                                           ===============  ================
NET ASSET VALUE AND OFFERING PRICE PER
 SHARE                                        $      12.04      $       9.81
                                           ===============  ================

-----------------------------------------------------------------------------
* Investments at cost, excluding
  Repurchase Agreement                        $173,577,109      $221,186,197
**Cost of cash denominated in foreign
  currencies                                             1         4,610,793

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006


                                                                         Met/AIM Capital      Pioneer
                                                                          Appreciation    Strategic Income
                                                                            Portfolio        Portfolio
                                                                         ---------------  ----------------
INVESTMENT INCOME:
    Dividends (1)                                                           $  2,117,167       $    73,223
    Interest (2)                                                                 205,804        12,947,250
                                                                         ---------------  ----------------
       Total investment income                                                 2,322,971        13,020,473
                                                                         ---------------  ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                           1,777,593         1,565,645
    Administration fees                                                            8,355             9,479
    Custody and accounting fees                                                   94,337            98,762
    Transfer agent fees                                                            9,771            10,510
    Audit                                                                         23,030            25,392
    Legal                                                                         44,345            43,721
    Trustee fees and expenses                                                     20,132            18,433
    Shareholder reporting                                                        110,945           108,834
    Insurance                                                                     32,540            29,159
    Other                                                                          3,301             2,363
                                                                         ---------------  ----------------
       Total expenses                                                          2,124,349         1,912,298
       Less fees waived by the adviser                                           (17,379)               --
       Less broker commission recapture                                          (30,849)               --
                                                                         ---------------  ----------------
    Net expenses                                                               2,076,121         1,912,298
                                                                         ---------------  ----------------
    Net investment income                                                        246,850        11,108,175
                                                                         ---------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                            35,644,223           838,455
       Foreign currency related transactions                                     (71,844)           44,503
                                                                         ---------------  ----------------
          Net realized gain (loss) on investments and
            foreign currency related transactions                             35,572,379           882,958
                                                                         ---------------  ----------------
    Change in unrealized appreciation (depreciation) on:
       Investments                                                           (14,595,095)        2,634,889
       Foreign currency related transactions                                      (2,506)          (69,741)
                                                                         ---------------  ----------------
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currency related transactions                             (14,597,601)        2,565,148
                                                                         ---------------  ----------------
    Net realized and unrealized gain (loss) on investments
       and foreign currency related transactions                              20,974,778         3,448,106
                                                                         ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $ 21,221,628       $14,556,281
                                                                         ===============  ================

-----------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                          $     42,273       $         7
(2)Interest income includes security lending income of:                     $     34,036            38,167

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2006


                                                        Met/AIM                          Pioneer
                                              Capital Appreciation Portfolio   Strategic Income Portfolio
                                              -----------------------------    --------------------------
                                               Year Ended      Year Ended       Year Ended    Year Ended
                                               October 31,     October 31,      October 31,   October 31,
                                                  2006            2005             2006          2005
                                              -------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                      $    246,850    $    821,677     $ 11,108,175  $  8,005,619
   Net realized gain (loss) on
       investments and foreign currency
       related transactions                     35,572,379      14,630,890          882,958     2,443,475
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions   (14,597,601)     10,233,353        2,565,148    (4,494,743)
                                               ------------   ------------     ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                21,221,628      25,685,920       14,556,281     5,954,351
                                               ------------   ------------     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (509,091)       (322,782)      (8,052,523)    7,620,245
   From net realized gains                      (1,300,681)             --               --            --
                                               ------------   ------------     ------------  ------------
   Net decrease in net assets resulting from
       distributions                            (1,809,772)       (322,782)      (8,052,523)    7,620,245
                                               ------------   ------------     ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold                     5,271,240      35,483,412       69,977,588    79,604,243
   Net asset value of shares issued through
       dividend reinvestment                     1,809,772         322,782        8,052,523     7,620,245
   Cost of shares repurchased                  (62,981,331)    (56,459,693)     (28,047,489)   (6,091,546)
                                               ------------   ------------     ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions         (55,900,319)    (20,653,499)      49,982,622    81,132,942
                                               ------------   ------------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (36,488,463)      4,709,639       56,486,380    79,467,048
   Net assets at beginning of year             238,332,180     233,622,541      186,448,613   106,981,565
                                               ------------   ------------     ------------  ------------
   Net assets at end of year                  $201,843,717    $238,332,180     $242,934,993  $186,448,613
                                               ============   ============     ============  ============
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income    $    239,804    $    509,074     $ 11,566,759  $  7,361,416
                                               ============   ============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                        CLASS A
MET/AIM CAPITAL APPRECIATION PORTFOLIO                             -----------------------------------------------
                                                                            FOR THE YEARS ENDED OCTOBER 31,
                                                                   -----------------------------------------------
                                                                      2006       2005      2004*     2003*   2002*
                                                                   ------     ------     -----      -----   ------
NET ASSET VALUE BEGINNING OF YEAR................................. $11.11      $9.98     $9.63      $8.04    $9.11
                                                                   ------     ------     -----      -----   ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................................   0.01 (a)   0.04 (a) (0.02)     (0.02)   (0.03)
Net Realized/Unrealized Gain (Loss) on Investments................   1.01 (a)   1.10 (a)  0.37       1.61    (1.04)
                                                                   ------     ------     -----      -----   ------
Total from Investment from operations.............................   1.02       1.14      0.35       1.59    (1.07)
                                                                   ------     ------     -----      -----   ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............................  (0.02)     (0.01)       --         --       --
Distributions from Net Realized Capital Gains.....................  (0.07)        --        --         --       --
                                                                   ------     ------     -----      -----   ------
Total Distributions...............................................  (0.09)     (0.01)       --         --       --
                                                                   ------     ------     -----      -----   ------
NET ASSET VALUE END OF YEAR....................................... $12.04     $11.11     $9.98      $9.63    $8.04
                                                                   ======     ======     =====      =====   ======
TOTAL RETURN                                                         9.18%     11.47%     3.63 %    19.78 % (11.75)%
Ratio of Expenses to Average Net Assets...........................   0.92%      0.85%     0.85 %(b)  0.85 %   0.85 %
Ratio of Expenses to Average Net Assets Before Waivers and Rebates   0.94%       N/A       N/A        N/A      N/A
Ratio of Net Investment Income (loss) to Average Net Assets.......   0.11%      0.34%    (0.18)%    (0.25)%  (0.28)%
Portfolio Turnover Rate...........................................    113%        83%       71 %       49 %     65 %
Net Assets End of Year (in millions)..............................   $202       $238      $234       $178     $172


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                        CLASS A
PIONEER STRATEGIC INCOME PORTFOLIO                                 ----------------------------------------------
                                                                            FOR THE YEARS ENDED OCTOBER 31,
                                                                   ----------------------------------------------
                                                                     2006      2005      2004*      2003*     2002*
                                                                   -----     -----     -----      -----     -----
NET ASSET VALUE BEGINNING OF YEAR................................. $9.56     $9.73     $9.53      $8.94     $9.94
                                                                   -----     -----     -----      -----     -----
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................................  0.49 (a)  0.53 (a)  0.57  (a)  0.63 (a)  1.14 (c)
Net Realized/Unrealized Gain (Loss) on Investments................  0.15 (a) (0.04)(a)  0.48  (a)  1.04 (a) (0.94)(c)
                                                                   -----     -----     -----      -----     -----
Total from Investment from operations.............................  0.64      0.49      1.05       1.67      0.20
                                                                   -----     -----     -----      -----     -----
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................. (0.39)    (0.66)    (0.85)     (1.08)    (1.20)
Distributions from Net Realized Capital Gains.....................    --        --        --         --        --
                                                                   -----     -----     -----      -----     -----
Total Distributions............................................... (0.39)    (0.66)    (0.85)     (1.08)    (1.20)
                                                                   -----     -----     -----      -----     -----
NET ASSET VALUE END OF YEAR....................................... $9.81     $9.56     $9.73      $9.53     $8.94
                                                                   =====     =====     =====      =====     =====
TOTAL RETURN                                                        6.95%     5.17%    11.66%     20.56%     2.00%
Ratio of Expenses to Average Net Assets...........................  0.88%     0.86%     0.90%(b)   1.00%     0.93%
Ratio of Expenses to Average Net Assets Before Waivers and Rebates  0.88%      N/A       N/A        N/A       N/A
Ratio of Net Investment Income (loss) to Average Net Assets.......  5.13%     5.58%     6.19%      7.05%     8.24%(c)
Portfolio Turnover Rate...........................................    33%       37%       56%       141%      208%
Net Assets End of Year (in millions)..............................  $243      $186      $107       $100       $97

*  Audited by other Independent Public Accounting Firm.
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The affect of the waiver on the expense ratio was less than 0.01%.
(c) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended
    October 31, 2002, those amounts would have been $1.16, $(0.96) and 8.42% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets respectively.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, eighteen of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. As of October 31, 2006, the two Portfolios (each of which is non-diversified), included in this report are Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio (formerly each a separate series of The Travelers Series Trust ("TST")--AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, respectively). On May 1, 2006 pursuant to an Agreement and Plan of Reorganization the Met/AIM Capital Appreciation Portfolio, a series of the Trust, acquired all of the assets and assumed all the liabilities of the AIM Capital Appreciation Portfolio, a series of TST. On May 1, 2006 pursuant to an Agreement and Plan of Reorganization the Pioneer Strategic Income Portfolio, a series of the Trust, acquired all of the assets and assumed all the liabilities of the Pioneer Strategic Portfolio, a series of TST. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by both Portfolios. Class B and E Shares are not currently offered by the Portfolios included in this report period. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At October 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                          Expiring     Expiring     Expiring     Expiring      Expiring     Expiring   Expiring
Portfolio                     Total      10/31/2007   10/31/2008   10/31/2009   10/31/2010    10/31/2011   10/31/2012 10/31/2013
---------                 ------------  -----------  -----------  -----------  ------------  ------------  ---------- ----------

Met/AIM Capital
  Appreciation Portfolio* $(41,363,793) $        --  $        --  $(4,172,837) $(25,303,918) $(11,887,038)    $--        $--

Pioneer Strategic Income
  Portfolio*               (28,401,723)  (4,248,285)  (3,076,895)  (7,414,445)  (11,398,536)   (2,263,562)     --         --

* On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio's. On May 1, 2006, the AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, each a series of The Travelers Series Trust, were reorganized into the Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, respectively, each a series of Met Investors Series Trust. Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio acquired capital losses of $51,774,317 and $28,767,291, respectively. The losses incurred by Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio are subject to an annual limitation of $10,410,524 and $6,843,272, respectively.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

L. SWAP AGREEMENTS - The Portfolios may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment advisers in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


In addition the Portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - The Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. STRIPPED SECURITIES - The Portfolios may invest in "Stripped Securities," a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities ("PO"), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities ("IO"), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. However, fluctuations in

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs' is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolios may not fully recoup the initial investment in IOs'.

Q. CREDIT AND MARKET RISK - Pioneer Strategic Income Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

R. LOAN PARTICIPATIONS - Pioneer Strategic Income Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

S. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

T. MORTGAGE DOLLAR ROLLS - The Portfolios may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc. and Pioneer Investment Management, Inc., (each an "Adviser", collectively the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Board, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolios' average daily net assets.

Under the terms of the Portfolios' investment advisory agreements, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                        Management Fees earned by
                                        Manager For the year ended
Portfolio                                    October 31, 2006      % per annum Average Daily Assets
---------                               -------------------------- ----------- ----------------------------

Met/AIM Capital Appreciation Portfolio*         $1,777,593            0.80%    First $100 Million

                                                                      0.75%    $100 Million to $200 Million

                                                                      0.70%    $200 Million to $1 Billion

                                                                      0.65%    Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                    Management Fees earned by
                                    Manager For the year ended
Portfolio                                October 31, 2006      % per annum Average Daily Assets
---------                           -------------------------- ----------- ---------------------------

Pioneer Strategic Income Portfolio*         1,565,645             0.75%    First $75 Million

                                                                  0.70%    $75 Million to $150 Million

                                                                  0.65%    Over $150 Million

* Prior to May 1, 2006, the management fees for the Met/AIM Capital Appreciation Portfolio and the Pioneer Strategic Income Portfolio were 0.80% and 0.75% per annum of average daily assets, respectively. The management fees earned for the period November 1, 2005 through April 30, 2006 were $ 975,303 and $ 760,519 for the Met/AIM Capital Appreciation Portfolio and the Pioneer Strategic Income Portfolio respectively.
Prior to May 1, 2006, Travelers Investment Adviser, Inc. ("TIA") managed the investment operations of AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio pursuant to management agreements entered into by The Travelers Series Trust on behalf of each Portfolio. In addition, TIA acted as administrator to the Portfolios.


State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to each Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
         -                                      ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Met/AIM Capital Appreciation Portfolio  1.25%   1.50%*  1.40%*

         Pioneer Strategic Income Portfolio**    1.25%   1.50%*  1.40%*

*  Class not offered October 31, 2006.
** Prior to May 1, 2006, the maximum expense ratios for the Pioneer Strategic
   Income Portfolio were 1.50%, 1.75%, and 1.65% for Class A, B & C, respectively.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2006, when the total of all the subadvised assets with AIM Capital Management, Inc. ("AIM"), which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, equal or exceed $750 million the Met/AIM Capital Appreciation Portfolio's advisory fee will be reduced by .025 basis points at the point in the scale. And when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, exceed $1.5 billion the Met/AIM Capital Appreciation Portfolio's advisory fee reduction will increase to a total of 0.05 basis points.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                            SHARES ISSUED             NET INCREASE
                                                            THROUGH                   (DECREASE)
                                       BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                       SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
MET/AIM CAPITAL APPRECIATION PORTFOLIO ---------- --------- ------------- ----------- ------------ ----------

  10/31/2006                           21,452,931   442,282    148,097    (5,281,097) (4,690,718)  16,762,213
  10/31/2005                           23,420,686 3,341,204     30,138    (5,339,097) (1,967,755)  21,452,931
-------------------------------------  ---------- --------- ------------- ----------- ------------ ----------
PIONEER STRATEGIC INCOME PORTFOLIO     ---------- --------- ------------- ----------- ------------ ----------

  10/31/2006                           19,495,007 7,350,719    866,796    (2,944,221)   5,273,294  24,768,301
  10/31/2005                           10,995,568 8,316,413    814,129      (631,103)   8,499,439  19,495,007
-------------------------------------  ---------- --------- ------------- ----------- ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended October 31, 2006 were as follows:

                                                  Purchase                        Sales
-                                      ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
-                                      --------------- -------------- --------------- --------------

Met/AIM Capital Appreciation Portfolio     $    --      $251,248,959    $        --    $310,710,163

Pioneer Strategic Income Portfolio          24,530       118,420,178     73,712,138      66,637,106

At October 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                         Gross         Gross      Net Unrealized
                                       Federal Income  Unrealized    Unrealized   Appreciation/
Portfolio                                 Tax Cost    Appreciation (Depreciation) (Depreciation)
---------                              -------------- ------------ -------------- --------------

Met/AIM Capital Appreciation Portfolio  $182,947,431  $22,053,857   $(2,426,204)   $19,627,653

Pioneer Strategic Income Portfolio       233,848,802    6,249,302    (5,147,718)     1,101,584

6. SECURITY LENDING

As of October 31, 2006, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                                Securities  Collateral
                                                ----------- -----------

         Met/AIM Capital Appreciation Portfolio $12,672,736 $12,999,401

         Pioneer Strategic Income Portfolio      55,155,093  56,283,970

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



7. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at October 31, 2006, were as follows:

PIONEER STRATEGIC INCOME PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                         Value at     In exchange Appreciation/
Settlement Date Contracts to Deliver October 31, 2006  for US $   (Depreciation)
--------------- -------------------- ---------------- ----------- --------------

  11/13/2006      763,735,000  JPY      $6,550,154    $6,452,754     $97,400
                                                                     -------

                                                                     $97,400
                                                                     =======

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                         Value at     In exchange Appreciation/
Settlement Date Contracts to Deliver October 31, 2006  for US $   (Depreciation)
--------------- -------------------- ---------------- ----------- --------------

   11/6/2006       2,265,000  AUD       $1,683,598    $1,753,406     $(69,808)

   11/7/2006       1,190,000  GBP        2,251,505     2,271,082      (19,577)
                                                                     --------

                                                                     $(89,385)
                                                                     ========

AUD - Australian Dollar
GBP - British Pound
JPY - Japanese Yen

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended October 31, 2006 and 2005 were as follows:

                                                                  Long-
                                          Ordinary Income    Term Capital Gain         Total
                                       --------------------- ----------------- ---------------------
                                          2006       2005       2006     2005     2006       2005
                                       ---------- ---------- ----------  ----  ---------- ----------

Met/AIM Capital Appreciation Portfolio $  509,091 $  322,782 $1,300,681  $--   $1,809,772 $  322,782

Pioneer Strategic Income Portfolio      8,052,523  7,620,245         --   --    8,052,523  7,620,245

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed   Unrealized
                                         Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                          Income         Gain      (Depreciation)   and Deferrals        Total
                                       ------------- ------------- -------------- ------------------ ------------

Met/AIM Capital Appreciation Portfolio  $   346,870   $24,152,270   $19,628,032      $(41,363,793)   $  2,763,379

Pioneer Strategic Income Portfolio       11,694,596            --     1,070,898       (28,401,723)    (15,636,229)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006



10. SUBSEQUENT EVENTS

On May 24, 2006, the Board of Trustees of the Trust approved the change of the fiscal year end from October 31st to December 31st for the Met/AIM Capital Appreciation Portfolio and the Pioneer Strategic Income Portfolio. The Portfolios' change of the fiscal year end is effective November 1, 2006.

11. OTHER MATTERS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Met/AIM Capital Appreciation Portfolio and the Pioneer Strategic Income Portfolio of Met Investors Series
Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Met/AIM Capital Appreciation Portfolio and the Pioneer Strategic Income Portfolio, two of the portfolios constituting Met Investors Series Trust (the "Trust"), as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/AIM Capital Appreciation Portfolio and the Pioneer Strategic Income Portfolio of Met Investors Series Trust as of October 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2006.

                          MET INVESTORS SERIES TRUST
                               OCTOBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in Fund
                             Position(s)  Term of Office                                             Complex
                              Held with   and Length of           Principal Occupation(s)           overseen
Name, Age and Address         the Trust    Time Served              During Past 5 Years            by Trustee*
---------------------       ------------- -------------- ----------------------------------------- -----------
Elizabeth M. Forget/1/ (40) President and  Indefinite;   Since December 2000, President of Met         84
                            Trustee        From          Investors Advisory LLC; since July 2000,
                                           December      Executive Vice President of MetLife
                                           2000 to       Investors Group, Inc.; from June 1996
                                           present.      to July 2000, Senior Vice President of
                                                         Equitable Distributors, Inc. Also, most
                                                         recently Vice President of Equitable Life
                                                         Assurance Society of the United States.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)    Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                           From          the law firm of Garfield and Merel, Ltd.
                                           December
                                           2000 to
                                           present.

Jack R. Borsting (77)       Trustee        Indefinite;   Since 2001, Professor of Business             46
                                           From          Administration and Dean Emeritus,
                                           December      Marshall School of Business, University
                                           2000 to       of Southern California (USC); from
                                           present.      1995-2001 Executive Director, Center
                                                         for Telecommunications Management,
                                                         USC; from 1988 to 1995, Dean of
                                                         Marshall School of Business, USC.


Theodore A. Myers (76)      Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                           From
                                           December
                                           2000 to
                                           present.

Dawn M. Vroegop (40)        Trustee        Indefinite;   From September 1999 to September              46
                                           From          2003, Managing Director, Dresdner
                                           December      RCM Global Investors; from July 1994 to
                                           2000 to       July 1999, Director, Schroder Capital
                                           present.      Management International.


The Trustees
------------




                             Other Directorships
Name, Age and Address          Held by Trustee
---------------------       ----------------------
Elizabeth M. Forget/1/ (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)    None





Jack R. Borsting (77)       Director, Whitman
                            Education Group,
                            Ivax Diagnostics and
                            Los Angeles
                            Orthopedic Hospital.
                            Trustee, The Rose
                            Hills Foundation.
                            Member, Army
                            Science Board

Theodore A. Myers (76)      None





Dawn M. Vroegop (40)        Director, Caywood
                            Scholl Asset
                            Management;
                            Investment
                            Committee Member
                            of City College of San
                            Francisco.

                          MET INVESTORS SERIES TRUST
                               OCTOBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                 Number of
                                                                                                Portfolios
                                                                                                  in Fund
                          Position(s)   Term of Office                                            Complex
                           Held with    and Length of          Principal Occupation(s)           overseen   Other Directorships
Name, Age and Address      the Trust     Time Served             During Past 5 Years            by Trustee*   Held by Trustee
---------------------    -------------- -------------- ---------------------------------------- ----------- -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (36)   Chief           From August   Since February 2001, Assistant Vice          N/A             N/A
                         Financial       2002 to       President of MetLife Investors Insurance
                         Officer,        present       Company; from 1997 to January 2001,
                         Treasurer                     Vice President of PIMCO Advisors L.P.

Michael K. Farrell (54)  Executive Vice  From August   Since July 2002, Chief Executive Officer     N/A             N/A
                         President       2002 to       of MetLife Investors Group, Inc. and Met
                                         present       Investors Advisory LLC; since April
                                                       2001, Chief Executive Officer of MetLife
                                                       Resources and Senior Vice President of
                                                       Metropolitan Life Insurance Company;
                                                       since January 1990, President of
                                                       Michael K. Farrell Associates, Inc.
                                                       (qualified retirement plans for non-
                                                       profit organizations)

Richard C. Pearson (63)  Vice President  From          Since July 2002, President of MetLife        N/A             N/A
                         and Secretary   December      Investors Distribution Company; since
                                         2000 to       January, 2002, Secretary of Met
                                         present       Investors Advisory LLC; since January
                                                       2001, Senior Vice President, General
                                                       Counsel and Secretary of MetLife
                                                       Investors Group, Inc.; since November
                                                       2000, Vice President, General Counsel
                                                       and Secretary of Met Investors Advisory
                                                       LLC; from 1998 to November 2000,
                                                       President, Security First Group, Inc.

Jeffrey P. Halperin (38) Chief           Since         Vice President, Corporate Ethics and         N/A             N/A
                         Compliance      November      Compliance Department, MetLife, Inc.
                         Officer         2005          (October 2002 - present); interim Chief
                                                       Compliance Officer of funds sponsored
                                                       by MetLife and its affiliates (November
                                                       2005 - present); Associate, Goldman
                                                       Sachs & Co. (May 2000 - July 2001).

--------
* The Fund Complex consists of 46 series of the Trust.
/1/ "Interested person" of the Trust (as that term is defined in the 1940 Act).
    Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 5 Park Plaza, Suite 1900 Irvine, CA 92614 or by phone at 1-800-848-3854.

APPROVAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

At a meeting of the Board of Trustees of the Trust held on February 15, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio (each, a "Portfolio", collectively, the "Portfolios"). The Board of Trustees, including the Disinterested Trustees, initially approved each of the following investment advisory agreements (each an "Advisory Agreement") between the Manager and:

(i) AIM Capital Management, Inc. ("AIM") on behalf of the Met/AIM Capital Appreciation Portfolio,

(ii) Pioneer Investment Management, Inc. on behalf of the Pioneer Strategic Income Portfolio.

AIM and Pioneer are each referred to herein as an "Adviser" and collectively, as the "Advisers".

In approving the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to each Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to each Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the selection of each respective Adviser for the Portfolio and oversight of each Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the respective Portfolio. Based on its consideration and review of the foregoing information, the Board determined that each Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing each Adviser and compliance with each respective Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to each Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating each Adviser. The Board also examined the fees to be paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing a Portfolio's fee. It was noted that for the Met/AIM Capital Appreciation Portfolio that effective May 1, 2006, when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, equal or exceed $750 million the Met/AIM Capital Appreciation Portfolio's advisory fee will be reduced by .025 basis points at the point in the scale.

The Board noted that the total expense ratio for each Portfolio was generally below the median of the peer group for the respective Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with each Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to each Portfolio were fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with respect to each Portfolio was reasonable.

The Board noted that the management fee schedule for each Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolios grow. The Board also noted that if a Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from each Portfolio.

In considering the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and each Adviser based on a number of factors relating to each Adviser's ability to perform under the respective Advisory Agreement. These factors included: each Adviser's management style and long-term performance record with comparable funds; each Adviser's current level of staffing and its overall resources; each Adviser's financial condition; and each Adviser's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. It was noted that for the Met/AIM Capital Appreciation Portfolio that effective May 1, 2006, when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, exceed $1.5 billion the Met/AIM Capital Appreciation Portfolio's advisory fee reduction will increase to a total of 0.05 basis points. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to the applicable Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee to be paid each Adviser with respect to each Portfolio was fair and reasonable.

In approving each Advisory Agreement, the Board reviewed each Adviser's management style and performance record with comparable funds.

The Board noted that the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust, advised by AIM, has substantially similar investment objectives, policies and strategies as the Met/AIM Capital Appreciation Portfolio. As of December 31, 2005, the AIM Capital Appreciation Portfolio had outperformed its benchmark, the S&P 500 Index for the year-to-date return and three-year period but had lagged its benchmark for the five- and ten-year periods ended December 31, 2005.

The Board noted that Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust, advised by Pioneer, has substantially similar investment objectives, policies and strategies as the Pioneer Strategic Income Portfolio. As of December 31, 2005, the Pioneer Strategic Income Portfolio of had outperformed its benchmark, the Lehman U.S. Universal Index for the one-, three- and five-year periods ending December 31, 2005.

It was noted that the Board had reviewed information regarding each Adviser's practices regarding soft dollars and best execution. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. The Board noted that each Adviser must select brokers who meet the Trust's requirements for best execution.

In considering the profitability to each Adviser of its relationship with each Portfolio, the Board noted that the fees under each Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to each Adviser from its relationship with each Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Adviser's management of each Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for each Portfolio contained breakpoints that reduced the fee rate on assets above specified levels.

In considering each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Theodore Myers has been determined to be an "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)Audit Fees

As of October 31, 2006, the registrant currently offered 43 series. As of October 31, 2006, all of the Portfolios of the registrant except the Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio (the "Portfolios") have a fiscal year ending December 31. The Portfolios became series of the registrant on May 1, 2006. Prior to that time each of the Portfolios was a series of The Travelers Series Trust.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant.

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant's annual financial statements and for services in connection with statutory and regulatory filings for the period May 1, 2006-October 31, 2006 were $20,050.

(b)Audit-Related Fees

The registrant was not billed any fees by D&T for the period May 1, 2006-October 31, 2006 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the period May 1, 2006-October 31, 2006, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.]

(c)Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the period May 1, 2006-October 31, 2006 were $4,800.

During the period May 1, 2006-October 31, 2006, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)All Other Fees

The registrant was not billed for any other products or services provided by D&T during the period May 1, 2006-October 31, 2006 other than the services reported in paragraphs (a) through (c) above.

During the period May 1, 2006-October 31, 2006, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e)(1) The audit committee of the registrant does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

   (2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g) The registrant and Met Investors Advisory LLC, the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the period May 1, 2006-October 31, 2006.

(h)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) of the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:   /s/ Elizabeth M. Forget
      -------------------------
      Elizabeth M. Forget
      President

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Elizabeth M. Forget
      ---------------------------------
      Elizabeth M. Forget
      President

Date: January 4, 2007

      /s/ Jeffrey A. Tupper
By:   ---------------------------------
      Jeffrey A. Tupper
      Chief Financial Officer and Treasurer

Date: January 4, 2007